Supplement to the
Fidelity® Variable Insurance Products
Target Volatility Portfolio
Service Class and Service Class 2
April 30, 2025
Summary Prospectus

On November 13, 2025, the Board of Trustees approved a plan of liquidation for Target Volatility Portfolio ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about January 28, 2026. New positions in the fund may continue to be opened and existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.
VIPTV-SUSTK-1125-100 1.9921853.100	November 14, 2025